THIS LEASE AGREEMENT, made and entered into this the 3rd day of February, 1987, by and between Allen Slater Heirs, Geneva W. Slater, Amos E. Slater, Mark W. Slater, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Cedar Grove seam of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

TRACT NUMBER 4 - B: Beginning at a chestnut on top of a cliff thence N 34 ½ E 7-315 Poles to a beech; N 31 E 7 3/5 Poles to a maple; N 32 E 20 3/5 Poles to an ash; N 41 E 0 Poles to a large elm; N 67 E 9-3/5 Poles to a lynn; N 66 E 10 3/5 Poles to a beech; N 76 E 10 Poles to a beech; N 79 E 5 1/5 Poles to a Sourwood; N 83 E 9 Poles to a Black Oak; N 81 E 4 2/5 Poles to a Hickory on top of the hill; thence S 15 ½ E 10 3/5 Poles to a Hickory; S 1 ½ 6 Poles to a Hickory; S 12 ½ E 5 3/5 Poles to a Chestnut Oak; S 15 W 3 Poles to a Hickory S 26 W 3 3/5 Poles to the North end of a cliff on top of the Hill; thence down the hill W 12 1/5 Poles to a white walnut S 75 W 11 3/5 Poles to an elm in the branch; S 41 ½ W 5 1/5 Poles to a poplar S 35 ½ W 14 Poles to a small ash; S 31 W 7 Poles to a beech S 30 W 24 2/5 Poles to a Chestnut; S 24 W 10 Poles to an ironwood near a knob; N 25 W 6 3/5 Poles to a Chestnut N 22 ½ W 9 Poles to a hickory; N 23 W 7 1/5 Poles to a hickory; N 23 W 8 2/5 Poles to the beginning, containing 14 acres, as shown on plat filed with the commissioners report filed in this cause, being the same tract conveyed to Amos Slater by Deed Dated June 7, 1911, By P. W. Day, Commissioner and recorded in Deed Book Number 94 at page Number 31.

TRACT # 9 A: Beginning at a beech in Beetree Hollow, N 56 E 7-3/5 Poles to a Beech; N 22 ½ E 4 2/5 Poles to a beech; N 65 E 4 2/5 Poles to a beech; N 79 E 4 Poles to a beech and dogwood; thence up the hill S 2 W 8 3/5 Poles to a sourwood; S 14 E 9 3/5 Poles to a beech; S 19 E 6 Poles to a hickory; S 18 E 11 2/5 Poles to a chestnut oak; S7 E 7 Poles to a beech; S 1 Pole to a beech S 44 W 3 1/5 Poles to an ironwood; S 42 ½ W 7 3/5 Poles to a wateroak S 47 W 4 Poles to a hickory, S32 W 6 2/5 Poles to a lynn; S23 W 4 2/5 Poles to a Hickory; beginning corner to Fannie Runyon Tract; N 25 W 41 4/5 Poles to the beginning, containing 6 1/4 acres.

TRACT # 4A: Beginning at a marked rock on N side of branch, N 24 W 13 Poles to a cherry tree; N 28 W 25 Poles to a stake; 8 feet west of Buckeye; N 22 W 29 3/5 POles to a sycamore; N 18 W 21 Poles to a small walnut; N 20 W 31 Poles to a maple and birch on a large rock on top of the hill; S 79 W 8 2/5 Poles to a gum and small oak at the forks of the point corner to Esther Robinson Tract: S 44 E 24 3/5 Poles to a black oak; S 25 E 12 Poles to a Hickory S 16 ½ E 4 3/5 Poles to a rock and black oak; S 31 ½ E 13 2/5 Poles to a chestnut oak S 36 E 25 Poles to a stake; S 27 E 9 2/5 Poles to a stake; S 36 E 5 Poles to a twin Hawe; S 32 E 3 1/5 Poles to a Sycamore at the branch; thence N 89 W 5 1/5 Poles N 53 W 7 Poles; S 69 W 5 Poles; S 39 W 9 1/5 Poles; S 82 W 12 Poles to the beginning containing 15 1/4 acres.

TRACT # 11: 11.48 Acre Tract showing on Ashland Oil Map.

North: John Phillips

East: Hester Runyon (12.07 Acre Tract)

South: J. B. Slater (18.09 Acre Tract)

West: William Slater

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative

agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) TERMINATION

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) PARTIES BOUND

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) ASSIGNMENT

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter.

(11) WARRANTY

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of

the lessee.

(12) W H E E L A G E R I G H T S

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE:

Paul N. Slater

LESSORS:

Geneva W. Slater
5846 Pine Street
Taylor MI 48180

Amos E. Slater
29798 Linden
~~Farmington MI 48018~~ Farmington Hills, MI 48024

Mark H. Slater
4218 Vassar
Dearborn Heights MI 41825

STATE OF Kentucky

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by Paul N. Slater and was acknowledged by said Paul N. Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of February, 1988.

My commission expires May 22, 1991.

Debra Lynn Pelewa

NOTARY PUBLIC

STATE OF Michigan

COUNTY OF Wayne

BOOK 640 PAGE 252

The foregoing Lease Agreement was this day produced before me in my above State and County by Geneva W Slater and was acknowledged by said Geneva W Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of Feb 1988 1987.

My commission expires ELEANOR L. DZOBEL Notary Public, Wayne County, MI My Comm. Expires Aug. 12, 1991.

NOTARY PUBLIC

STATE OF Michigan

COUNTY OF Wayne

The foregoing Lease Agreement was this day produced before me in my above State and County by Amos E. Slater and was acknowledged by said Amos E. Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of Feb 1988, 1987.

ELEANOR L. DZOBEL Notary Public, Wayne County, MI My Comm. Expires Aug. 12, 1991

My commission expires.

NOTARY PUBLIC

STATE OF Michigan

COUNTY OF Wayne

The foregoing Lease Agreement was this day produced before me in my above State and County by Mark H. Slater and was acknowledged by said Mark H. Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of Feb 1988, 1987.

ELEANOR L. DZOBEL Notary Public, Wayne County, MI Comm. Expires Aug. 12, 1991

My commission expires.

NOTARY PUBLIC

This instrument was prepared by:

Paul Neil Slater
HC 61, Box 770
Turkey Creek, KY 41570

Paul Neil Slater
Paul Neil Slater

9:55 A.M.

STATE OF KENTUCKY
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Lease Agreement was on the 24th day of August, 19 90, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August, 1990

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

ASSIGNMENT

This Assignment, made and entered into this 22 day of August, 1990, by and between PAUL NEIL SLATER, hereinafter referred to as "Assignor", and GWENCO, INC., a Kentucky corporation, Ky Rt 292, Turkey Ck Rd, P.O. Box 640, Turkey Ck, KY 41570 hereinafter referred to as "Assignee".

WHEREAS, by an instrument entitled Lease Agreement (the "Lease", a copy of which is attached hereto as Exhibit A) dated February 3, 1988, Geneva W. Slater, Amos E. Slater and Mark H. Slater (collectively known as the "Allen Slater heirs"), leased to Paul Neil Slater the right to mine all seams of coal on a certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek; and

WHEREAS, Assignor has agreed to assign the Lease to Assignee;

NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, and in consideration of the premises and covenants and agreements herein contained, Assignor does hereby assign, transfer and set over unto Assignee all of his right, title and interest in and to the Lease and all rights and benefits of any kind belonging to or for the benefit of the lessee under the Lease, and Assignee does hereby accept this Assignment and covenants and agrees that it will faithfully keep and perform all the terms, covenants and conditions of the Lease, and assumes any and all obligations under the Lease.

WITNESS, the following signatures and seals as of this 22 day of August, 1990.

Paul Neil Slater

Paul Neil Slater

GWENCO, INC.,
a Kentucky corporation.

By Paul N. Slater
Its President

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater.

Linda C. Jameson
Notary Public

MY COMMISSION EXPIRES 12/14/93

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater as President of Gwenco, Inc., who signed said instrument on behalf of said corporation.

Linda C. Jameson
Notary Public

MY COMMISSION EXPIRES 12/14/93

This instrument was prepared by:

Fred Williams
L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative

agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) P A R T I E S B O U N D

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) A S S I G N M E N T

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter.

(11) W A R R A N T Y

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of

the lessee.

(12) W H E E L A G E R I G H T S

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE:

Paul N. Slater
Paul N. Slater

LESSORS:

Geneva W. Slater
Geneva W. Slater
5846 Pine Street
Taylor MI 48180

Amos E. Slater
Amos E. Slater
29798 Linden
~~Farmington MI 48018~~ Farmington Hills, MI 48018

Mark H. Slater
Mark H. Slater
4218 Vassar
Dearborn Heights MI 41825

STATE OF Michigan
COUNTY OF Wayne

The foregoing Lease Agreement was this day produced before me in my above State and County by Geneva W Slater and was acknowledged by said Geneva W Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of Feb 1988, 1987.

ELEANOR L. DZOBEL
Notary Public, Wayne County, MI
My Comm. Expires Aug. 12, 1991

My commission expires ______.

Eleanor L. Dzobel
NOTARY PUBLIC

STATE OF Michigan
COUNTY OF Wayne

The foregoing Lease Agreement was this day produced before me in my above State and County by Amos E. Slater and was acknowledged by said Amos E. Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of Feb 1988, 1987.

ELEANOR L. DZOBEL
Notary Public, Wayne County, MI
My Comm. Expires Aug. 12, 1991

My commission expires ______.

Eleanor L. Dzobel
NOTARY PUBLIC

STATE OF Michigan
COUNTY OF Wayne

The foregoing Lease Agreement was this day produced before me in my above State and County by Mark H. Slater and was acknowledged by said Mark H. Slater to be his/her free act and deed.

WITNESS my hand this 3rd day of Feb 1988, 1987.

ELEANOR L. DZOBEL
Notary Public, Wayne County, MI
My Comm. Expires Aug. 12, 1991

My commission expires ______.

STATE OF Kentucky

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by Paul N. Slater and was acknowledged by said Paul N. Slater to be his/her free act and deed.

WITNESS my hand this 3Rd day of February 1988. 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF KENTUCKY 9:56 A.M.
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Assignment was on the 24th day of August, 1990, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August, 1990

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

TRACT # 9: Beginning at a beech in Beetree Hollow, N 56 E 7-3/5 Poles to a Beech; N 22 ½ E 4 2/5 Poles to a beech; N 65 E 4 2/5 Poles to a beech; N 79 E 4 Poles to a beech and dogwood; thence up the hill 8 2 W 8 3/5 Poles to a sourwood; S 14 E 9 3/5 Poles to a beech; S 19 E 6 Poles to a hickory; S 18 E 11 2/5 Poles to a chestnut oak; 87 E 7 Poles to a beech; S 1 Pole to a beech S 44 W 3 1/5 Poles to an ironwood; S 42 ½ W 7 3/5 Poles to a wateroak S 47 W 4 Poles to a hickory, 832 W 6 2/5 Poles to a lynn; 823 W 4 2/5 Poles to a Hickory; beginning corner to Fannie Runyon Tract; N 25 W 41 4/5 Poles to the beginning, containing 6 1/4 acres.

TRACT # 4A: Beginning at a marked rock on N side of branch, N 24 W 13 Poles to a cherry tree; N 28 W 25 Poles to a stake; 8 feet west of Buckeye; N 22 W 29 3/5 POles to a sycamore; N 18 W 21 Poles to a small walnut; N 20 W 31 Poles to a maple and birch on a large rock on top of the hill; S 79 W 8 2/5 Poles to a gum and small oak at the forks of the point corner to Esther Robinson Tract: S 44 E 24 3/5 Poles to a black oak; S 25 E 12 Poles to a Hickory S 16 ½ E 4 3/5 Poles to a rock and black oak; S 31 ½ E 13 2/5 Poles to a chestnut oak S 36 E 25 Poles to a stake; S 27 E 9 2/5 Poles to a stake; S 36 E 5 Poles to a twin Hawe; S 32 E 3 1/5 Poles to a Sycamore at the branch; thence N 89 W 5 1/5 Poles N 53 W 7 Poles; S 69 W 5 Poles; S 39 W 9 1/5 Poles; S 82 W 12 Poles to the beginning containing 15 1/4 acres.

TRACT # 11: 11.48 Acre Tract showing on Ashland Oil Map.

North: John Phillips

East: Hester Runyon (12.07 Acre Tract)

South: J. B. Slater (18.09 Acre Tract)

West: William Slater

EXHIBIT A

10

14A 23

THIS LEASE AGREEMENT, made and entered into this the 3rd day of February, 1988, by and between Allen Slater Heirs Geneva W. Slater, Amos E. Slater, Mark H. Slater, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from all seams of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

TRACT NUMBER 4 - B: Beginning at a chestnut on top of a cliff thence N 34½ E 7-315 Poles to a beech; N 31 E 7 3/5 Poles to a maple; N 32 E 20 3/5 Poles to an ash; N 41 E 0 Poles to a large elm; N 67 E 9 3/5 Poles to a lynn; N 66 E 10 3/5 Poles to a beech; N 76 E 10 Poles to a beech; N 79 E 5 1/5 Poles to a Sourwood; N 83 E 9 Poles to a Black Oak; N 81 E 4 2/5 Poles to a Hickory on top of the hill; thence S 15 ½ E 10 3/5 Poles to a Hickory; S 1 ½ 6 Poles to a Hickory; S 12 ½ E 5 3/5 Poles to a Chestnut Oak; S 15 W 3 Poles to a Hickory S 26 W 3 3/5 Poles to the North end of a cliff on top of the hill; thence down the hill W 12 1/5 Poles to a white walnut S 75 W 11 3/5 Poles to an elm in the branch; S 41 ½ W 5 1/5 Poles to a poplar S 35 ½ W 14 Poles to a small ash; S 31 W 7 Poles to a beech S 30 W 24 2/5 Poles to a Chestnut; S 24 W 10 Poles to an ironwood near a knob; N 25 W 6 3/5 Poles to a Chestnut N 22 ½ W 9 Poles to a hickory; N 23 W 7 1/5 Poles to a hickory; N 23 W 8 2/5 Poles to the beginning, containing 14 acres, as shown on plat filed with the commissioners report filed in this cause, being the same tract conveyed to Amos Slater by Deed Dated June 7, 1911, by P. W. Day, Commissioner and recorded in Deed Book Number 94 at page Number 31.